Equity (Details) - Schedule of Net Sales, Net Income, Cash Provided by Operations, Total Assets and Total Liabilities - Pilgrim’s Pride Corporation [Member] - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023	Dec. 31, 2023
Equity (Details) - Schedule of Net Sales, Net Income, Cash Provided by Operations, Total Assets and Total Liabilities [Line Items]
Net Revenue	$ 4,584,979	$ 4,360,196	$ 13,506,227	$ 12,833,915
Net Income	349,990	$ 121,567	851,451	188,106
Net cash provided by operating activities			1,640,792	$ 399,598
Total assets	10,700,534		10,700,534		$ 9,810,361
Total liabilities	$ 6,481,868		$ 6,481,868		$ 6,465,784